UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2009
BIOHEART, INC.

(Exact name of registrant as specified in its charter)
Florida

(State or other jurisdiction of incorporation)

1-33718	65-0945967

(Commission File Number)	(IRS Employer Identification No.)
13794 NW 4th Street, Suite 212
Sunrise, Florida 33325

(Address of principal executive offices, including zip code)
(954) 835-1500

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Bioheart, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission on January 20, 2009, disclosing that the Chairman of the Audit Committee of the Board of Directors of the Company received a letter from Grant Thornton LLP (“Grant Thornton”) notifying the Company of Grant Thornton’s resignation as the Company’s independent registered public accounting firm (“Resignation”) under Item 4.01. This Amendment No. 1 to the Original Form 8-K (this “Amendment”) is being filed to amend the disclosure regarding the Resignation under Item 4.01 of the Original Form 8-K to specify the interim period through which Grant Thornton served as the Company’s independent registered public accounting firm. Accordingly, this Amendment hereby amends and restates Item 4.01 of the Original Form 8-K as follows:
Item 4.01 Changes in Registrant’s Certifying Accountant.
On January 13, 2009, the Chairman of the Audit Committee of the Board of Directors of Bioheart, Inc. (the “Company”) received a letter from Grant Thornton LLP (“Grant Thornton”) notifying the Company of Grant Thornton’s resignation as the Company’s independent registered public accounting firm, effective immediately.
The audit report of Grant Thornton on the consolidated financial statements of the Company as of and for the years ended December 31, 2007 and December 31, 2006 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope, or accounting principles except as noted in the following sentences. Grant Thornton’s report dated March 19, 2008 contained an explanatory paragraph describing the existence of substantial doubt about the Company’s ability to continue as a going concern and contained a paragraph describing that the Company adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” and the Company adopted Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment.”
In the Company’s two most recent fiscal years ended December 31, 2008 and December 31, 2007 and the interim period through January 13, 2009, there were no disagreements between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.
In the Company’s two most recent fiscal years ended December 31, 2008 and December 31, 2007 and the interim period through January 13, 2009, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
The Company has provided Grant Thornton a copy of the disclosures in this Amendment and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the Company’s statements in this Item 4.01. A copy of the letter dated January 26, 2009 furnished by Grant Thornton in response to the Company’s request is filed as Exhibit 16.1 to this Amendment.

Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated January 26, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 28, 2009

BIOHEART, INC.
By:	/s/ Howard J. Leonhardt
Howard J. Leonhardt
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated January 26, 2009

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